September 26, 2016

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Deferred Variable Annuity Account (811-04961)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Deferred Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's semi-annual report for the period ending June 30, 2016 has been transmitted to contract owners accordingly.

We incorporate by reference the following semi-annual reports for the underlying funds:

Filer/Entity:	Deutsche Variable Series I
Registration No.	811-04257
CIK No.:	0000764797
Fund:	Deutsche Capital Growth VIP - Class B Deutsche CROCI® International VIP - Class B
Accession No.:	0000088053-16-002452
Date of Filing:	2016-08-22

Filer/Entity:	Deutsche Variable Series II
Registration No.	811-05002
CIK No.:	0000810573
Fund:	Deutsche Government Money Market VIP - Class A
Accession No.:	0000088053-16-002453
Date of Filing:	2016-08-22

Filer/Entity:	Pioneer Variable Contracts Trust /MA/
Registration No.	811-08786
CIK No.:	0000930709
Fund:	Pioneer Bond VCT Portfolio - Class I Shares Pioneer Fund VCT Portfolio - Class I Shares Pioneer Select Mid Cap Growth VCT Portfolio - Class I Shares Pioneer Mid Cap Value VCT Portfolio - Class I Shares
Accession No.:	0001265389-16-000043
Date of Filing:	2016-08-26

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Vice President and Associate General Counsel

RE: Regulatory Documents for Your Variable Annuity or Variable Life Insurance Product(s)

Dear Valued Customer:

Thank you for choosing the convenience of online delivery. Click on the links below to view the regulatory documents for the portfolios in your variable annuity or variable life insurance product(s) issued by Symetra Life Insurance Company or by First Symetra National Life Insurance Company of New York.

[insert links to each document]

As always, we are committed to providing you with quality products and services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PT or your registered representative.

Thomas M. Marra
President
Symetra Life Insurance Company
First Symetra National Life Insurance Company of New York

The information contained in this message is confidential. If you are not the intended recipient, do not distribute or copy this communication. If you have received this communication in error, please notify us immediately. Thank you for your cooperation.

Symetra Life Insurance Company, not a licensed insurer in New York, is the parent company of First Symetra National Life Insurance Company of New York.

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Symetra Life Insurance Company
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004-5135

Mailing Address: PO Box 34690
Seattle, WA 98124-1690

Phone 1-800-796-3872
TTY/TDD 1-800-833-6388

www.symetra.com

RE:     Notice of Regulatory Documents and Request that You Update Your Email Address

Dear Valued Customer:

We have attempted to notify you by email that you have new regulatory documents* available for viewing, but the email has been returned as undeliverable.

The portfolios affected by this mailing are:

* The regulatory documents may be either an Annual or Semi-Annual report. Generally, Annual reports are sent beginning in March, while the Semi-Annual reports are sent beginning in September.

You can view these regulatory documents on our website at www.symetra.com by completing the following instructions:

1.	Go to the Individuals & Families section:

•	Symetra Life Customers: www.symetra.com.

•	First Symetra Customers: www.symetra.com/newyork.

2.	From the Performance & Prospectus section, select your Symetra Life or First Symetra product and “Annual / Semi-Annual Reports”

3.	Select the portfolio from the “Select Fund” drop down list at the top of the page

4.	From the options at the top of the page, select Annual Report or Semi-Annual Report

5.	Repeat these steps for each portfolio.

If you wish to receive future regulatory documents by email, please go to www.symetra.com and select “LOG IN TO MY ACCOUNT” at the top of the screen. Once you have completed the LOG IN, select the Sign Up for Electronic Prospectus Delivery option and update your email address on the Electronic Document Delivery screen.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PDT or your registered representative.

Symetra Life Insurance Company
First Symetra National Life Insurance Company of New York